UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2006

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Consol Plaza 1800 Washington Road Pittsburgh, Pennsylvania	15241
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(412) 831-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

CONSOL Energy Inc. issued a press release on July 27, 2006 announcing its 2006 second quarter results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibit.

Exhibit 99.1	Press release of CONSOL Energy Inc. dated July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Vice President, General Counsel and Secretary

Dated: July 27, 2006

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release of CONSOL Energy Inc. dated July 27, 2006.